UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 25, 2014

                           DIVERSIFIED RESOURCES. INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

     Nevada                            None                     98-0687026
-------------------              -------------------        ------------------
 (State or other jurisdiction   (Commission File No.)        (IRS Employer
of incorporation)                                          Identification No.)

                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
                         -----------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (303) 797-5417


                                       N/A
                   ------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR240.13e-4(c))

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 Item 8.01     Other Evens

     On November 25, 2014, the Company sent a letter to its shareholders, attached as Exhibit 99.1. Among other things, the letter mentioned that a reserve report had been prepared for the Company's newly acquired wells and leases in the Horseshoe Gallop field. The reserve report, attached as Exhibit 99.2, indicated the net future cash flows from the Company's interest in the Horseshoe Gallup field, discounted at 10%, were in excess of $76,000,000. The reserve report was not prepared in accordance with the rules of the Securities and Exchange Commission in that the report was based upon an oil price of $70.00 per barrel, escalating at a rate of 3% per year.




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 25, 2014.

                                    DIVERSIFIED RESOURCES, INC.


                                    By: /s/ Paul Laird
                                        --------------------------------------
                                        Paul Laird, Chief Executive Officer